Lender Discussion Material Transaction Update December 6, 2012 Exhibit 99.2

Important Information For Investors And Security Holders
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.
The proposed merger transaction between SuperMedia Inc. (“SuperMedia”) and Dex One Corporation (“Dex One”) will be submitted to the respective stockholders of SuperMedia and Dex One.  In connection with the proposed transaction, Newdex, Inc., a subsidiary of Dex One
(“Newdex”), will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a joint proxy statement/prospectus to be used by SuperMedia and Dex One to solicit the required approval of their stockholders and that also constitutes a prospectus of Newdex.  INVESTORS AND SECURITY HOLDERS OF SUPERMEDIA AND DEX ONE ARE ADVISED TO CAREFULLY READ
THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND
SUPPLEMENTS) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL
CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED
WITH THE TRANSACTION.  A definitive joint proxy statement/prospectus will be sent to security holders of SuperMedia and Dex One seeking their approval of the proposed transaction. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when
SuperMedia and Dex One and their respective directors, executive officers, certain other members of management and designees may be deemed to be participants in the solicitation of proxies from their respective security holders with respect to the transaction.  Information about these persons is set forth in SuperMedia’s proxy statement relating to its 2012 Annual Meeting of Shareholders and Dex One’s proxy statement relating to its 2012 Annual Meeting of Stockholders, as filed with the SEC on April 11, 2012 and March 22, 2012, respectively, and subsequent statements of changes in beneficial ownership on file with the SEC.  These documents can be obtained free of charge from the sources described above.  Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ security holders generally, by reading the joint proxy statement/prospectus and other relevant documents regarding the transaction (when available), which will be filed with the SEC.
available) and other relevant documents filed by SuperMedia and Dex One with the SEC from the SEC’s website at www.sec.gov. Copies of the documents filed by SuperMedia with the SEC will be available free of charge on SuperMedia’s website at www.supermedia.com under the tab “Investors” or by contacting SuperMedia’s Investor Relations Department at (877) 343-3272.  Copies of the documents filed by Dex One with the SEC will be available free of charge on Dex One’s website at www.dexone.com under the tab “Investors” or by contacting Dex One’s Investor Relations Department at (800) 497-6329.

Forward-Looking Statements
Certain statements contained in this document are "forward-looking statements" subject to the safe harbor created by the Private Securities
Litigation Reform Act of 1995, including but not limited to, statements about the benefits of the proposed transaction and combined company, including future financial and operating results and synergies, plans, objectives, expectations and intentions and other statements relating to the proposed transaction and the combined company that are not historical facts.  Where possible, the words "believe," "expect," "anticipate," "intend,"
"should," "will," "would," "planned," "estimated," "potential," "goal," "outlook," "may," "predicts," "could," or the negative of such terms, or other comparable expressions, as they relate to Dex One, SuperMedia, the combined company or their respective management, have been used to identify such forward-looking statements. All forward-looking statements reflect only Dex One’s and SuperMedia’s current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to Dex One and
SuperMedia. Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause Dex One’s,
SuperMedia’s or the combined company’s actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements.
Factors that could cause actual results to differ materially from current expectations include risks and other factors described in Dex One’s and
SuperMedia’s publicly available reports filed with the SEC, which contain discussions of various factors that may affect the business or financial results of Dex One, SuperMedia or the combined company. Such risks and other factors, which in some instances are beyond either company’s control, include: the continuing decline in the use of print directories; increased competition, particularly from existing and emerging digital technologies; ongoing weak economic conditions and continued decline in advertising sales; the companies’ ability to collect trade receivables from customers to whom they extend credit; the companies’ ability to generate sufficient cash to service their debt; the companies’ ability to comply with the financial covenants contained in their debt agreements and the potential impact to operations and liquidity as a result of restrictive covenants in such debt agreements; the respective companies’ ability to refinance or restructure their debt on reasonable terms and conditions as might be necessary from time to time; increasing interest rates; changes in the companies’ and the companies’ subsidiaries credit ratings;
changes in accounting standards; regulatory changes and judicial rulings impacting the companies’ businesses; adverse results from litigation, governmental investigations or tax related proceedings or audits; the effect of labor strikes, lock-outs and negotiations; successful realization of the expected benefits of acquisitions, divestitures and joint ventures; the companies’ ability to maintain agreements with major Internet search and local media companies; the companies’ reliance on third-party vendors for various services; and other events beyond their control that may result in unexpected adverse operating results.
With respect to the proposed merger, important factors could cause actual results to differ materially from those indicated by forward-looking statements included herein, including, but not limited to, the ability of Dex One and SuperMedia to consummate the transaction on the terms set forth in the merger agreement; the risk that anticipated cost savings, growth opportunities  and other financial and operating benefits as a result of the transaction may not be realized or may take longer to realize than expected; the risk that benefits from the transaction may be significantly offset by costs incurred in integrating the companies; potential adverse impacts or delay in completing the transaction as a result of obtaining consents from lenders to Dex One or SuperMedia; failure to receive the approval of the stockholders of either Dex One or SuperMedia for the transaction; and difficulties in connection with the process of integrating Dex One and SuperMedia, including: coordinating geographically separate organizations; integrating business cultures, which could prove to be incompatible; difficulties and costs of integrating information technology systems; and the potential difficulty in retaining key officers and personnel.  These risks, as well as other risks associated with the merger, will be more fully discussed in the joint proxy statement/prospectus included in the registration statement on Form S-4 that Newdex intends to file with the
SEC in connection with the proposed transaction.
None of Dex One, SuperMedia or the combined company is responsible for updating the information contained in this presentation beyond the presentation date.

Opening Remarks
• Major merger milestone achieved – interests of all stakeholders preserved
– Lender steering committee agrees to support revised credit agreement proposal
– Proposed maturity extension provides additional runway for combined company
– Both boards remain supportive of the transaction and the merger agreement has been extended to June 30
th
2013
• The terms described herein have the unanimous support of the lender steering committee
– The lender steering committee collectively represents a material amount of the debt outstanding at each silo
– If certain thresholds are not met, the companies have the option through the Support
Agreement to effectuate the merger through a pre-packaged bankruptcy
• Key elements of the merger remain in place and the process is on track
– Economic terms and strategic merits of transaction unchanged
– Synergy targets have been validated
– Value of tax attributes has been enhanced
– Integration planning remains on course
Launching next phase of merger

Transaction Objective
• Improve Positioning for Growth
– National scale and scope
– Greater market share
• Improve Quality and Productivity
– Achieve a complete suite of social, mobile and local solutions
– Capture marketing consultant expertise and best practices
– Apply best technology systems and platforms, operating processes, tools and client care techniques
• Strengthen the Balance Sheet
– Expense synergies
– Efficient use of tax assets
– Enhance cash flow
– Extend runway for payment of senior debt
Accelerate the Transformation of the Companies

DEX Distribution
SuperMedia Distribution

dex one

supermedia

6 National Presence: Increased Scale & Scope More Than 3,100 Marketing Consultants Building Trusted Relationships and Delivering Results to Over 670,000 Local Businesses

7 Transaction Overview

Summary Transaction Terms
Structure Stock for stock merger in which SuperMedia stockholders exchange existing shares for shares in the new combined company, Dex Media
Implement 1-5 reverse split at Dex One
Ownership Split 40% SuperMedia / 60% Dex One
Name Dex Media, Inc. (publicly-traded successor to Dex One)
Governance 10 member board
4 appointed by SuperMedia
5 appointed by Dex One
CEO, Peter McDonald
Chairman Alan Schultz (Dex One)
Management CEO: Peter McDonald (SuperMedia)
CFO: Dee Jones (SuperMedia)
Remaining management to be determined by representatives of each board and Peter McDonald
Estimated Synergies $150–175MM of annual run-rate expense synergies
$200–275 MM of cash flow due to preservation of Dex One tax attributes and potential creation of additional tax deductions as a result of the transaction
Loan Modifications to be
Sought
SuperMedia lenders agree to extend maturity by one year from December 31, 2015 to December 31, 2016, as well as modify certain other provisions
Dex One lenders at all 3 silos agree to extend maturities by 26 months from October 24, 2014 to
December 31, 2016, as well as modify certain covenants, amortization requirements and certain other provisions
Tax Sharing The SuperMedia silo will have the ability to utilize savings resulting from Dex One’s tax attributes, subject to a tax sharing agreement where the SuperMedia silo will retain 25% of any tax savings and the
Dex One silos will benefit from 75% of the tax savings
Shared Services New shared services agreement to allocate corporate and other shared services among the subsidiaries similar to existing Dex One agreement
Trading Restrictions Trading restrictions for 5% shareholders to preserve tax assets
Restrictions can be removed at the Board’s option and in certain circumstances may be removed after closing of the merger

Condensed Pro Forma Corporate Structure
Dex East, Inc.
2012E Net Debt: $482MM
2012E EBITDA: $162MM
2012E PF EBITDA: $189MM
Net Leverage
Stand-alone: 3.0x
PF East: 2.6x
Dex West, Inc.
2012E Net Debt: $446MM
2012E EBITDA: $184MM
2012E PF EBITDA: $214MM
Net Leverage
Stand-alone: 2.4x
PF West: 2.1x
Dex One Shareholders
RHD, Inc.
2012E Net Debt: $725MM
2012E EBITDA: $215MM
2012E PF EBITDA: $247MM
Net Leverage
Stand-alone: 3.4x
PF RHDI: 2.9x
Illustrative 2012E Pro Forma Corporate Structure Summary (1)
Dex Media , Inc.
(HoldCo)
2012E  Net Debt: $219MM
40% Ownership 60% Ownership
SuperMedia Shareholders
SuperMedia, Inc.
2012E Net Debt: $1,346MM
2012E EBITDA: $534MM
2012E PF EBITDA: $622MM
Net Leverage
Stand-alone: 2.5x
PF SuperMedia: 2.2x
2012E PF Net Debt:     $3.2Bn
2012E PF EBITDA:      $1.3Bn
2012E PF Net Leverage:  2.5x
Note
1. Pro forma analysis assumes gross, run-rate synergies as of 2012 and excludes costs to achieve

Peter McDonald Background
• SuperMedia: Sept. 2010-Present, CEO
– Implementing transformation from a product-focused yellow pages company to a customer-focused marketing consultant across all local media, including a complete suite of digital solutions
– Achieved significant cost reductions resulting in a 900bp EBITDA margin improvement (32% FY2010 to 41%
in YTD2012).
• RH Donnelley: 2002-Sept. 2008, President & COO
– COO from 2004
– Integrated acquisition of Dex Media ($1.6bn in revenues), generating synergies of $75 million (~10% of Dex
Media’s operating costs).
• SBC Directory Operations: 2000-2001, $4.5bn in revenues, CEO
– Replaced SBC CEO when McDonald’s Ameritech operation was acquired.
– Integrated SBC, Ameritech, Southern New England Telecom and PacTel directories
• Ameritech Publishing and Advertising: 1994-2000, $1bn revenues, CEO
– Launched one of industry’s first internet yellow pages operations in 1994: Smartpages.com
• Previously, CEO of Dontech (RH Donnelley/Ameritech JV), GM of Donnelley Information
Publishing, AVP Planning & GM of Northeast region of RH Donnelley, GM of National Telephone
Directory Corporation.
More than 35 years of experience in the industry and managed three of the major U.S. directory operations

11 Financial Overview

Pro Forma Financial Summary
• Declining print revenue will continue to depress EBITDA and cash flow over the near-term
• Synergies mitigate cash flow decline and provide company with time and resources to grow digital business
• Combined revenue from digital solutions will represent ~18% of total revenue in
2012
2011A 2012E 2011A 2012E 2011A 2012E
Revenue, net 1,626          1,353          1,481          1,304          3,107          2,657
Expenses 1,018          819            852            744            1,870          1,563
Run-Rate Synergies
(1)
-             -             -             -             (175)           (175)
Expenses 1,018          819            852            744            1,695          1,388
Adj. EBITDA
(2)
608            534            629            560            1,412          1,269
SuperMedia
(3)
Dex One Pro Forma
Notes
1.
Pro forma analysis assumes gross, run-rate synergies and excludes costs to achieve
2.
Adjusted EBITDA is determined by adjusting EBITDA to exclude (i) gain on debt repurchases, (ii) stock-based compensation expense and long-term incentive program, (iii)
impairment charges and (iv) gain on sale of assets, net and (v) other non-recurring items
3. SuperMedia 2012 forecasted revenue and expenses exclude Inceptor operations that were divested in August 2012.  This represented approximately $18 million of revenue and an equal amount of operating expense.

3,000
2,000
1,000
0
2,657
2,333
2,169
2,077
2,065
1,304
1,167
1,098
1,066
1,077
1,353
1,166
1,071
1,010
988
2012E
2013E
2014E
2015E
2016E

1,250
1,000
750
500
250
0
1,094
865
836
782
719
(17)
104
175
175
560
455
381
316
287
534
427
351
291
257
2012E
2013E
2014E
2015E
2016E

3,500
2,800
2,100
1,400
700
0
3,217
2,881
2,424
2,004
1,613
2012E
2013E
2014E
2015E
2016E

4.00
3.00
2.00
1.00
0.00
2.9
3.3
2.9
2.6
2.2
2012E
2013E
2014E
2015E
2016E

Pro Forma Projected Financial Performance
Revenue
$MM
Adj. EBITDA
$MM
Net Debt
$MM
Growth (%):
Print: (19) (20) (18) (18) (18)
Digital: 17 24 25 22 21
Total: (14) (13) (7) (4) (1)
Net Debt/Trailing Adj. EBITDA
x
SuperMedia Dex One Synergies SuperMedia Dex One

Comparison to Stand-Alone
Without Merger Pro Forma
1,346
1,225
1,130
1,072
1,032
1,346
1,227
1,048
875
714
0
500
1,000
1,500
2012E 2013E 2014E 2015E 2016E
SuperMedia Net Debt
2.5
2.9
3.2
3.7
4.0
2.5
2.9
2.6
2.3
2.1
0.0
1.0
2.0
3.0
4.0
2012E 2013E 2014E 2015E 2016E
SuperMedia Net Debt / Trailing Adj. EBITDA Ratio
1,871
1,615
1,409
1,275
1,156
1,871
1,654
1,376
1,130
899
0
500
1,000
1,500
2,000
2012E 2013E 2014E 2015E 2016E
Dex One Net Debt
Without Merger Pro Forma
3.3
3.6
3.7
4.0
4.0
3.4
3.7
3.2
2.8
2.4
0.0
1.0
2.0
3.0
4.0
2012E 2013E 2014E 2015E 2016E
Dex One Net Debt / Trailing Adj. EBITDA Ratio

• Consolidate and rationalize G&A
functions
• Reduce directory printing, paper,
production and distribution costs
• Rationalize real estate, reduce
locations and adopt most
efficient real estate management
practices
• Consolidate and rationalize IT
platforms, systems and
operations
• Rationalize suppliers and
achieve scale discounts
Operations
• Standardize on single platforms
and tools
• Apply best IP and solutions to
reduce traffic acquisition costs,
rationalize digital products and
solutions and streamline and
automate digital fulfillment
• Eliminate duplication in SEM
networks and standardize
agreements with distribution
partners
• Rationalize suppliers and
partners
• Rationalize development
resources
• Eliminate duplicative business
development efforts
Digital Solutions
• Apply best practices to
consulting approach, recruiting
and training
• Adopt most effective
segmentation, channel
management and productivity
practices
• Align compensation plans
• Rationalize overlapping and
contiguous markets
Go To Market
Expected cumulative gross expense synergies of $535MM through 2016
Expense Synergies

Cost to Achieve Synergies
• Expense synergies actions will be implemented in 2013 and ~70% of the run rate synergies are expected to be realized in 2014
• Total cost to achieve synergies of ~$100-120 million offset by realization of synergy benefit over the same time period
• The combined company will benefit from the increased scale and cost efficiencies.  The companies have conservatively not modeled any revenue synergies
• Revised transaction timeline should still allow combined company to realize synergies consistent with the original schedule
Expense Synergies
Cumulative Net Synergies -17 87 262 437
Cumulative Gross Synergies 60 185 360 535
60
125
175 175 77
21
0
50
100
150
200
2013E 2014E 2015E 2016E
2013E-2016E Expense Synergies Summary

• Vast majority of the synergies are associated with overhead and support functions
– Management expects ~70-80% of the annual synergies will be captured in shared service cost functions
(see Appendix A for additional details on Amended Shared Services Agreement)
• Alvarez & Marsal Transaction Advisory Group, LLC (“A&M”) was retained by SuperMedia to evaluate management’s expense synergy estimates and the one-time costs to achieve.
– After substantial investment of time and resources of both SuperMedia and Dex One, A&M performed a detailed review of management’s estimates
– The results of A&M’s review have been considered by management in the synergy savings and one-time costs to achieve presented herein
• The companies have made significant progress towards developing an integration plan over the past several months and anticipate being able to begin implementing this plan immediately upon close
Expense Synergies
Category Low High Description
Print Product & Publishing 25           30
Paper, printing and distribution economies of scale & process/vendor management redundancies
Digital Product Costs 20           25            Traffic acquisition efficiencies & fulfillment redundancies
Sales, Marketing & Advertising 40           45
Channel management redundancies, training efficiencies, expense and headcount redundancies
IT 20           25            Platform consolidation, vendor consolidation & support efficiencies
Corporate & Operational Overhead 45           50
Headcount and occupancy redundancies, best practices efficiencies, additional outsourcing opportunities, management redundancies
Total 150          175

Tax Asset Utilization
• Dex One expects to have tax attributes of ~$1.8 billion at 2012 year-end
–
~$900 million net operating losses (NOLs) and ~$900 million intangible basis
• In addition, SuperMedia anticipates having deductible OID as a result of the transaction
– Regulatory clarifications have altered the expected tax treatment of SuperMedia’s debt in the transaction
– SuperMedia may have cancellation of indebtedness (“COD”) income as a result of these regulations
– To the degree that SuperMedia has COD income it will realize a commensurate amount of deductible OID over the term of the new loan
• Provides $200-275 million of cash flow over the forecast period
– Transaction preserves Dex One tax attributes and allows them to offset earnings of the combined company
– Provides Dex One lenders with incremental cash flow and SuperMedia lenders with a portion of the overall tax savings
• Existing Dex One Tax Sharing Agreement will be left in place, with certain modifications
– Dex One entities are reimbursed amongst themselves for tax attributes at 50%, no reimbursement for tax attributes used to offset cancellation of indebtedness income
• SuperMedia will enter into new Tax Sharing Agreement with Dex One such that:
– The SuperMedia silo will reimburse the Dex One silos at 75% for tax attributes to the extent it has income in excess of the SuperMedia attributes.
– The SuperMedia silo will retain 25% of the tax savings
• Merger agreement contemplates trading restrictions for 5% shareholders to preserve tax attributes

Shared Digital Strategy
• Each company expects to achieve approximately the same revenue from digital products and solutions in 2012 (~$240 million per company)
• Over the past 2½ years, both companies have improved their digital operations
– Dex One has increased digital revenue by over 60%
– SuperMedia has improved digital profit contribution
(1)
margin from approximately 7% to 32%
• Over the past 18 months both companies have enhanced their digital go-to-market strategy
– Filled out their digital product offerings
– Re-educated their go-to-market teams to be digital marketing consultants
– Began offering bundled solutions to provide digital presence and performance (leads)
– Initially focused on penetrating existing print client base
Establishing digital relationships with existing and new local business customers will be the driver for profitable market share growth
Note
1. Profit contribution is a non-GAAP metric of revenue less direct and indirect expenses.

Foundation For Digital Growth
• The companies will share and employ proven capabilities to improve combined digital revenue growth and contribution margin to improve cash flow
– Rationalize and enhance digital products
– Apply most effective bundling and pricing practices
– Achieve quality and cost improvements in fulfillment, operations and service
– Rationalize and enhance operating platforms, customer portals and consultant analysis, presentation and administrative tools
– Standardize on the most effective and efficient existing sales channels and supplement with additional channels
• Initiatives will focus on profitably increasing digital market share
– Penetrating the rest of the existing customer base with digital products
– Leading with digital products to increase new customer relationships
Merger provides ability to leverage digital strengths of each company

Historical Digital Trends
• Dex One has realized significant digital revenue growth over the past year from a variety of initiatives
– Enhancements to existing product offerings have led to better fulfillment and quality scores
– Expanded digital packages have enabled Dex One to better tailor solutions to the needs of its customers
– Improved levels of digital expertise across their sales channels have led to richer customer interactions
– Reductions in the time to market for new products have been achieved through a growing partnership network
• SuperMedia rationalized products and channels to focus on profitability
– In 2009, SuperMedia had significant digital revenue stream but little profit contribution after including all sales costs, overhead and technology costs
– In 2010 and 2011, management undertook a comprehensive approach to address the cost structure and develop a new strategy for digital solutions
• Underperforming sales channels were closed or divested (Internet-only channel, reseller channel)
• Low margin products were eliminated or re-designed
– While revenue declined over the three year period, profit contribution margin was greatly enhanced
Notes
1. Dex One digital revenue in 2010 pro forma for the disposition of Business.com
2. Supermedia digital revenue is pro forma for the August 2012 disposition of Inceptor
272
256
235
147
159
240
0
50
100
150
200
250
300
2010A 2011A 2012E
Digital Revenue
(1,2)
SuperMedia Dex One
$MM

22 Credit Facility Amendment Update

Negotiations with Lender Steering Committee
• Directly following the announcement of the merger, the agents to the credit agreements formed a single Steering Committee to review the terms of the proposed amendments.
– Steering Committee membership consisted of many of the largest lenders across all the credit silos and represented approximately 40% of the total bank debt
– The Agents hired Simpson Thacher and Bartlett LLP (“Simpson Thacher”) and FTI
Consulting, Inc. (“FTI”) as legal and financial advisor, respectively
• After a period of due diligence on the businesses and the terms of the merger and related amendments, the Steering Committee and their professionals engaged with the companies on credit agreement amendment terms
Reached Agreement on Revised Terms for Amendments

Negotiations with Lender Steering Committee
• After lengthy negotiations, the Steering Committee and the Company agreed to modify the proposed amendments to meaningfully improve the economic terms for all lenders relative to the Company’s initial proposed terms.
– Increased interest rate at each credit silo
– Increased mandatory amortization at all Dex One credit silos
– Separated excess cash flow after mandatory amortization into three buckets, resulting in over 80%
of the quarterly free cash flow after amortization being used to retire debt at every silo
• Par sweep: Sweeps at par
• Discounted Prepayment Portion of ECF: Company has 180 days after the end of each quarter to use this portion to tender for bank debt; otherwise cash must be used as a par reduction of the outstanding loan balance
• Borrower’s Discretionary Portion of ECF: Can be used for discounted tenders of the bank debt at Company’s discretion
– Reduced the borrower’s portion of excess cash flow at each credit silo
• The revised amendment terms also provided lenders with more restrictive covenants relative to the company’s initial proposal
– Tighter financial covenants
– More restrictive Negative Covenants
– Significantly reduced restricted payment and acquisition baskets
– Restricts open market repurchases of subordinated notes during the credit agreement period
Reached Agreement on Revised Terms for Amendments

| | | |
|---|---|---|
| RHDI | | |
| Dex East | | |
| Dex West | | |
| SuperMedia | | |

dex one
supermedia

Summary of Economic Terms
Notes
$MM
Interest
Rate¹
Annual
Amort.
Borrower's
Discretionary
Portion of
ECF
3,5
Leverage
Ratio
Interest
Coverage
Ratio
Interest
Rate¹
Annual
Amort.
Par
Sweep
Discounted
Prepayment
Portion of
ECF
2,4
Borrower's
Discretionary
Portion of
ECF
3,5
Leverage
Ratio
Interest
Coverage
Ratio
2013 L+625 20.0 50% 6.00x 1.00x L+675 40.0 60% 20% 20% 5.50x 1.10x
2014 L+625 20.0 50% 6.00x 1.00x L+675 40.0 60% 20% 20% 5.35x 1.10x
2015 L+650 20.0 50% 6.00x 1.00x L+675 30.0 60% 20% 20% 5.20x 1.10x
2016 L+650 20.0 50% 6.00x 1.00x L+675 25.0 60% 20% 20% 5.00x 1.10x
2013 L+250 20.0 10% 6.00x 1.00x L+300 65.0 70% 15% 15% 5.00x 1.10x
2014 L+250 20.0 10% 6.00x 1.00x L+300 55.0 70% 15% 15% 4.75x 1.10x
2015 L+300 20.0 50% 6.00x 1.00x L+300 45.0 60% 20% 20% 4.50x 1.10x
2016 L+300 20.0 50% 6.00x 1.00x L+300 45.0 60% 20% 20% 4.00x 1.10x
2013 L+425 19.3 50% 6.00x 1.00x L+500 45.0 50% 30% 20% 3.50x 2.00x
2014 L+425 19.3 50% 6.00x 1.00x L+500 45.0 50% 30% 20% 3.25x 2.00x
2015 L+450 19.3 50% 6.00x 1.00x L+500 45.0 50% 30% 20% 3.00x 2.00x
2016 L+450 19.3 50% 6.00x 1.00x L+500 45.0 50% 30% 20% 2.50x 2.00x
2013 L+800 0.0 50% 6.00x 1.00x L+860 0.0 67.5% 12.5% 20% 4.75x 1.10x
2014 L+800 0.0 50% 6.00x 1.00x L+860 0.0 67.5% 12.5% 20% 4.50x 1.10x
2015 L+800 0.0 50% 6.00x 1.00x L+860 0.0 67.5% 12.5% 20% 4.50x 1.10x
2016 L+800 0.0 50% 6.00x 1.00x L+860 0.0 67.5% 12.5% 20% 4.25x 1.10x
Revised Amendment Proposal Initial Proposal
1.
LIBOR floor of 3% in all periods for all credit silos.
2.
Company has 180 days after end of each quarter to use Discounted Prepayment Portion of Excess Cash Flow to tender for bank debt, otherwise cash must be used as a par reduction of the outstanding loan balance
3.
Borrower’s Discretionary Portion of Excess Cash Flow can be used for discounted tender of the bank debt.
4.
In the SuperMedia Credit Agreement, this portion is defined as Borrower’s Discounted Prepayment Portion of Available Cash.
5.
In the SuperMedia Credit Agreement, this portion is defined as Borrower’s Discretionary Portion of Available Cash

Benefit to the Lenders
• The merger increases Leveraged Free Cash Flow by approximately $645 million during the projection period
– This increased cash flow is after the proposed higher interest rate margin and transaction costs
– Allows company to retire debt and deleverage in advance of the 2016 maturity
• Lenders at each credit silo receive more cumulative cash from interest, mandatory amortization and ECF sweep under the proposed loan amendments than they would receive on a stand-alone basis
Aggregate Cash Flow Benefit to Lending Group in Excess of $600MM
Diff.
2013E 2014E 2015E 2016E Total 2013E 2014E 2015E 2016E Total
Leveraged Free Cash Flow
RHDI 84       58       29       15       186      78       114      101      84       377
Dex East 88       77       49       50       264      78       89       76       78       321
Dex West 85       71       57       55       268      78       91       88       89       346
SuperMedia 121      95       58       39       313      118      180      173      161      632
Total 378      301      193      159      1,031   352      474      438      412      1,675   645
Cash Returned to Lenders
RHDI      135      113 86       70       404           147      159      135      112 555
Dex East 108      94       75       73       350      113      113      94       92       412
Dex West 99       76       63       59       296      115      111      100      95       421
SuperMedia 235      206      172      155      768      277      284      260      231      1,052
Total 577      489      396      357      1,818   652      667      589      530      2,440   621
Stand-Alone Pro Forma
(after Interest)
(Amort, Sweep & Interest)

Support Agreements Provide Path to Closing
• On December 5, 2012, each of Dex One and SuperMedia entered into a Support and
Limited Waiver Agreement (the “Support Agreements”) with certain of their respective senior secured lenders (“Consenting Lenders”).
– The Consenting Lenders have agreed to support the consummation of the merger and financing amendments whether effectuated outside of court or through Chapter 11 cases
– The Support Agreements provide for termination events if certain milestones are not achieved by certain dates
– The Agents and their advisors will be reviewing the details of the Support Agreement separately
– Consenting Lenders hold a material amount of the debt outstanding at each silo
• Support Agreements provide option for Dex One and SuperMedia, if they elect to use it, to effectuate the merger through dual pre-packaged bankruptcies
– Requires that lenders holding more than 2/3 of the outstanding principal amount and more than 50% of the lenders of each credit silo execute the Support Agreements
– Neither Dex One nor SuperMedia has taken any action approving a bankruptcy filing
Executed Support Agreements with Steering Committee Lenders

28 Credit Facility Amendment Revised Terms

RHDI Credit Agreement Amendment
Company’s Initial
Proposed Amendment
Revised Proposed Amendment
Maturity December 31, 2016 December 31, 2016
Interest Rate (1)
2013 – 2014
L+625 bps (3.0% Floor) L+675 bps (3.0% Floor)
2015 – 2016 L+650 bps (3.0% Floor) L+675 bps (3.0% Floor)
Mandatory Amortization
2013
$5.0 million per quarter $10.0 million per quarter
2014 $5.0 million per quarter $10.0 million per quarter
2015 $5.0 million per quarter $7.5 million per quarter
2016 $5.0 million per quarter $6.25 million per quarter
Mandatory ECF Sweep
2013 – 2014
90% of ECF for first $25.9 million,
50% thereafter, quarterly
60% of ECF, quarterly
2015 – 2016 50% of ECF, quarterly 60% of ECF, quarterly
Discounted Prepayment Portion of ECF Sweep (2) N/A 20% of ECF, quarterly
Borrower’s Discretionary Portion of ECF (3) 50% of ECF 20% of ECF
Leverage Covenant 6.0x in all periods
5.5x in 2013 declining to
5.0x in 2016 (4)
Interest Coverage Covenant 1.0x in all periods 1.1x in all periods
Notes
1.  Proposed amendment eliminated grid-based pricing.
2.  Discounted Prepayment Portion of ECF is required to be used to (i) tender for debt within 180 after the end of each quarter or (ii)  voluntary par pay down.
3.  The company is able to used Borrower’s Discretionary Portion of ECF for discounted tenders.
4.  See detailed term sheet  for quarterly covenant levels.

RHDI Pro Forma Metrics
Without Merger Pro Forma
215
174
143
118
105
215
170
162
150
136
0
100
200
300
2012E 2013E 2014E 2015E 2016E
EBITDA
725
539
725
348
0
200
400
600
800
2012E 2016E
Net Debt
(1)
Net Debt/Trailing Adj. EBITDA
3.4x
2013E 2014E 2015E 2016E Total 2013E 2014E 2015E 2016E Total
Leveraged Free Cash Flow
(1)
84 58 29 15 186 78 114 101 84 377
Amortization 43 43 - - 87 40 40 30 25 135
Par Portion of ECF Sweep 27 12 29 15 83 29 44 42 35 152
Discounted Prepayment Portion of ECF
(2)
- - - - - 10 15 14 12 51
Principal Payments 71 55 29 15 170 79 99 86 72 338
Cash Interest 64 58 57 55 234 68 60 49 40 217
Cash Returned to Lenders 135 113 86 70 404 147 159 135 112 555
Borrower's Discretionary Portion of ECF
(2)
13 3 - - 16 10 15 14 12 51
Cash Including Company Portion 148 116 86 70 420 157 174 149 124 606
Stand-Alone (3)
Pro Forma
Notes:
1.
2.
3. In the stand-alone projection, all cash flow after the original maturity is presented as reducing debt as a cash flow sweep.
100%) or voluntary repayment.
For purposes of this analysis, the Discounted prepayment Portion of ECF is assumed to retire debt through a tender (at100%) and the Borrower’s Discretionary Portion of ECF is assumed to be used to retire debt through a tender (at
Leveraged Free Cash represents EBITDA less working capital, capital expenditures, cash interest, taxes and restricted payments. 2013 Pro Forma cash flows also include fees, costs and expenses related to the merger transaction.
5.2x 2.6x

Dex East Credit Agreement Amendment
Initial Proposed Amendment Revised Proposed Amendment
Maturity December 31, 2016 December 31, 2016
Interest Rate (1)
2013 – 2014
L+250 bps (3.0% Floor) L+300 bps (3.0% floor)
2015 – 2016 L+300 bps (3.0% Floor) L+300 bps (3.0% floor)
Mandatory Amortization
2013
$5.0 million per quarter $16.25 million per quarter
2014 $5.0 million per quarter $13.75 million per quarter
2015 $5.0 million per quarter $11.25 million per quarter
2016 $5.0 million per quarter $11.25 million per quarter
Mandatory ECF Sweep
2013 – 2014
90% of ECF, quarterly 70% of ECF, quarterly
2015 – 2016 50% of ECF, quarterly 60% of ECF, quarterly
Discounted Prepayment Portion of ECF Sweep (2)
2013 – 2014
N/A 15% of ECF, quarterly
2015 – 2016 N/A 20% of ECF, quarterly
Borrower’s Discretionary Portion of ECF (3)
2013 – 2014
10% of ECF 15% of ECF
2015 – 2016 50% of ECF 20% of ECF
Leverage Covenant 6.0x in all periods
5.0x in 2013 declining to
4.0x in 2016 (4)
Interest Coverage Covenant 1.0x in all periods 1.1x in all periods
Notes
1. Proposed amendment eliminated grid-based pricing.
2. Discounted Prepayment Portion of ECF Sweep is required to be used to (i) tender for debt within 180 after the end of each quarter or (ii)  voluntary par pay down.
3. The company is able to used Borrower’s Discretionary Portion of ECF for discounted tenders.
4. See detailed term sheet  for quarterly covenant levels.

Dex East Pro Forma Metrics
Without Merger Pro Forma
162
131
112
93
86
162
128 127
119
112
0
100
200
2012E 2013E 2014E 2015E 2016E
EBITDA
482
217
482
162
0
200
400
600
2012E 2016E
Net Debt
(1)
Net Debt/Trailing Adj. EBITDA
3.0x
Notes:
1. Leveraged Free Cash represents EBITDA less working capital, capital expenditures, cash interest, taxes and restricted payments.  2013 Pro Forma cash flows also include fees, costs and expenses related to the merger transaction.
2. For purposes of this analysis, the Discounted Prepayment Portion of ECF is assumed to retire debt through a tender (at 100%) and the Borrower’s Discretionary Portion of ECF is assumed to be used to retire debt through a tender (at
100%) or voluntary repayment.
3. In the stand-alone projection, all cash flow after the original maturity is presented as reducing debt as a cash flow sweep.
2.5x
1.4x
2013E 2014E 2015E 2016E Total 2013E 2014E 2015E 2016E Total
Leveraged Free Cash Flow (1) 88 77 49 50 264 77 89 76 78 320
Amortization 88 77 - - 165 65 55 45 45 210
Par Portion of ECF Sweep - - 49 50 99 14 24 19 20 76
Discounted Prepayment Portion of ECF (2) - - - - - 3 5 6 7 21
Principal Payments 88 77 49 50 264 82 84 70 72 307
Cash Interest 20 17 26 23 86 31 30 25 20 105
Cash Returned to Lenders 108 94 75 73 350 113 113 94 92 412
Borrower's Discretionary Portion of ECF (2) - - - - - 3 5 6 7 21
Cash Including Company Portion 108 94 75 73 350 116 118 100 99 433
Stand-Alone Pro Forma
(3)

Dex West Credit Agreement Amendment
Initial Proposed Amendment Revised Proposed Amendment
Maturity December 31, 2016 December 31, 2016
Interest Rate (1)
L+425 bps (3.0% Floor) L+500 bps (3.0% floor)
2015 – 2016 L+450 bps (3.0% Floor) L+500 bps (3.0% floor)
Mandatory Amortization
$4.832 million per quarter $11.25 million per quarter
2014 $4.832 million per quarter $11.25 million per quarter
2015 $4.832 million per quarter $11.25 million per quarter
2016 $4.832 million per quarter $11.25 million per quarter
Mandatory ECF Sweep 50% of ECF, quarterly 50% of ECF, quarterly
Discounted Prepayment Portion of ECF Sweep (2) N/A 30% of ECF, quarterly
Borrower’s Discretionary Portion of ECF (3) 50% of ECF 20% of ECF
Leverage Covenant 6.0x in all periods 3.5x in 2013 declining to 2.5x in 2016 (4)
Interest Coverage Covenant 1.0x in all periods 2.0x in all periods
Notes
1. Proposed amendment eliminated grid-based pricing.
2. Discounted Prepayment Portion of ECF Sweep is required to be used to (i) tender for debt within 180 after the end of each quarter or (ii)  voluntary par pay down.
3. The company is able to used Borrower’s Discretionary Portion of ECF for discounted tenders.
4. See detailed term sheet  for quarterly covenant levels.
2013
2013 – 2014

Dex West Pro Forma Financial Profile
Without Merger Pro Forma
184
150
126
104
97
184
148
143
133
126
0
100
200
2012E 2013E 2014E 2015E 2016E
EBITDA
446
177
446
99
0
200
400
600
2012E 2016E
Net Debt
(1)
Net Debt/Trailing Adj. EBITDA
2013E   2014E    2015E   2016E   Total   2013E   2014E   2015E   2016E   Total
Leveraged Free Cash Flow
(1)
85         71         57         55         268       78         91         88         89         346
Amortization 19         19         19         19         77         45         45         45         45         180
Par Portion of ECF Sweep 46         29         21         20         116       22         23         21         22         88
Discounted Prepayment Portion of ECF
(2)
-        -        -        -        -        13         14         13         13         53
Principal Payments 65         48         41         40         193       80         82         79         80         321
Cash Interest 34         28         23         19         103       35         29         21         14         100
Cash Returned to Lenders 99         76         63         59         296       115       111       100       95         421
Borrower's Discretionary Portion of ECF
(2)
20         23         16         15         74         9            9            9            9            35
Cash Including Company Portion 119       99         79         74         370       124       120       109       103       456
Stand-Alone
(3)
Pro Forma
Notes:
1. Leveraged Free Cash represents EBITDA less working capital, capital expenditures, cash interest, taxes and restricted payments.  2013 Pro Forma cash flows also include fees, costs and expenses related to the merger transaction.
2. For purposes of this analysis, the Discounted Prepayment Portion of ECF is assumed to retire debt through a tender (at100%) and the Borrower’s Discretionary Portion of ECF is assumed to be used to retire debt through a tender (at
100%) or voluntary repayment.
3. In the stand-alone projection, all cash flow after the original maturity is presented as reducing debt as a cash flow sweep.
1.8x 0.8x 2.4x

SuperMedia Credit Agreement Amendment
Initial Proposed Amendment Revised Proposed Amendment
Maturity December 31, 2016 December 31, 2016
Interest Rate
2013 – 2014
L+800 bps (3.0% Floor) L+860 bps (3.0% floor)
2015 – 2016 L+800 bps (3.0% Floor) L+860 bps (3.0% floor)
Mandatory Amortization None None
Mandatory ECF Sweep 50% of ECF, quarterly 67.5% of ECF, quarterly
Discounted Prepayment Portion of ECF Sweep (1,2) N/A 12.5% of ECF, quarterly
Borrower’s Discretionary Portion of ECF (3,4) 50% of ECF 20.0% of ECF
Leverage Covenant 6.0x in all periods
4.75x in 2013 declining to
4.25x in 2016 (5)
Interest Coverage Covenant 1.10x in all periods 1.10x in all periods
Notes
1. Discounted Prepayment Portion of ECF Sweep is required to be used to (i) tender for debt within 180 after the end of each quarter or (ii)  voluntary par pay down.
2. In the SuperMedia Inc. Credit Agreement, this portion is defined as Borrower’s Discounted Prepayment Portion of Available Cash.
3. The company is able to used Borrower’s Discretionary Portion of ECF for discounted tenders.
4. In the SuperMedia credit agreement this portion is defined as Borrower’s Discretionary Portion of Available Cash.
5. See detailed term sheet  for quarterly covenant levels.

SuperMedia Pro Forma Financial Profile
Without Merger Pro Forma
534
427
351
291
257
534
419
403
379
344
0
200
400
600
2012E 2013E 2014E 2015E 2016E
EBITDA
1,346
1,032
1,346
714
0
500
1,000
1,500
2012E 2016E
Net Debt
(1)
Net Debt/Trailing Adj. EBITDA
Notes:
1. Leveraged Free Cash represents EBITDA less working capital, capital expenditures, cash interest, taxes and restricted payments.  2013 Pro Forma cash flows also include fees, costs and expenses related to the merger transaction.
2. For purposes of this analysis, the Discounted Prepayment Portion of ECF is assumed to retire debt through a tender (at100%) and the Borrower’s Discretionary Portion of ECF is assumed to be used to retire debt through a tender (at
100%) or voluntary repayment.
3. In the SuperMedia Credit Agreement, this portion is defined as Borrower’s Discounted Prepayment Portion of Available Cash.
4. In the SuperMedia Credit Agreement, this portion is defined as Borrower’s Discretionary Portion of Available Cash.
5. In the stand-alone projection, all cash flow after the original maturity is presented as reducing debt as a cash flow sweep.
2.1x 4.0x
2013E 2014E 2015E 2016E Total 2013E 2014E 2015E 2016E Total
Leveraged Free Cash Flow
(1)
121 95 58 39 313 118 180 173 161 632
Amortization - - - - - - - - - -
Par Portion of ECF Sweep 82 64 39 27 212 100 121 117 109 447
Discounted Prepayment Portion of ECF
(2,3)
- - - - - 19 22 22 20 83
Principal Payments 82 64 39 27 212 119 143 139 129 530
Cash Interest 153 142 133 128 556 158 141 121 102 522
Cash Returned to Lenders 235 206 172 155 768 277 284 260 231 1,052
Borrower's Discretionary Portion of ECF
(2,4)
39 31 19 13 102 30 36 35 31 132
Cash Including Company Portion 274 237 191 168 870 307 320 295 262 1,184
Stand-Alone
(5)
Pro Forma
2.5x

Appendix A
Updated Financial Projection Details
EBITDA and Adjusted EBITDA are not measurements of operating performance computed in accordance with GAAP and should not be considered as a substitute for net income
(loss) prepared in conformity with GAAP. In addition, EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures of other companies. Management believes that these non-GAAP financial measures are important indicators of our operations because they exclude items that may not be indicative of, or related to, our core operating results, and provide a better baseline for analyzing our underlying business.  Adjusted EBITDA is determined by adjusting EBITDA for (i) gain on debt repurchases, (ii) stock-based
Leveraged free cash flow is not a measurement of operating performance computed in accordance with GAAP and should not be considered as a substitute for cash flow from operations prepared in conformity with GAAP. In addition, leveraged free cash flow may not be comparable to a similarly titled measure of other companies. Management believes that this cash flow measure provides investors and stockholders with a relevant measure of liquidity and a useful basis for assessing the Company's ability to fund its activities and obligations.
compensation expense and long-term incentive program, (iii) impairment charges and (iv) gain on sale of assets, net and (v) other non-recurring items.

Long-Term Revenue Forecasts
• The long term rate of decline in print revenues is based on an observed secular trend in the industry over the past
4-5 years
– The rate of revenue decline was exacerbated during 2008-2009 by the economic downturn
– 2011 reports by third party industry observers forecasted annual North American print yellow page revenue declines ranging from 12-16% during the projection period. Year-to-date 2012 print revenue declines, however, have exceeded these levels, which will also result in higher decline rates in 2013
– Based on recent results and the observed longer term secular decline, management projections contemplate an -18%
annual decline in print revenue over the forecast period
• The long term digital revenue growth forecast anticipates the company slightly outpacing the overall digital media industry annual growth rate of 18-21%
(1)
– Enhancements to their social, local and mobile digital solutions will enable the companies to fully participate in the growing digital market
– SuperMedia’s digital growth rate is projected to lag Dex One’s by 9-12 months as SuperMedia’s 2012 initiatives are realized in revenue
– By 2014 the digital revenue growth rates are projected to converge
Notes
1. SuperMedia Digital revenue excludes revenue from Inceptor, which was divested in August 2012.
2. Source: Forrester, BIA/Kelsey, Barclays, Borrell, company estimates
2011A 2012E 2013E 2014E 2015E 2016E 2011PF 2012E 2013E 2014E 2015E 2016E 2011PF 2012E 2013E 2014E 2015E 2016E
Print & Direct Mail 1,320 1,068 841 690 566 466 1,406 1,145 919 754 618 507 2,726 2,213 1,761 1,444 1,184 975
Digital (1) 159 240 334 416 508 615 256 235 271 339 413 501 416 475 604 754 920 1,117
Other 17 11 7 7 7 10 0 0 0 0 0 0 17 11 7 7 7 7
Allowances & Credits (16) (14) (15) (14) (14) (14) (37) (27) (24) (22) (21) (20) (53) (41) (39) (36) (35) (35)
Net Revenue (1) 1,481 1,304 1,167 1,098 1,066 1,077 1,625 1,353 1,166 1,071 1,010 988 3,106 2,657 2,333 2,169 2,076 2,065
Year-over-Year Growth Rates
Print & Direct Mail -19% -21% -18% -18% -18% -19% -20% -18% -18% -18% -19% -20% -18% -18% -18%
Digital 51% 39% 25% 22% 21% -8% 15% 25% 22% 22% 14% 27% 25% 22% 21%
Net Revenue -12% -11% -6% -3% 1% -17% -14% -8% -6% -2% -14% -12% -7% -4% -1%
Dex One SuperMedia Pro Forma Combined

Consolidated Pro Forma Detail
Notes
1. Projections reflect proposed amendments and estimated synergies
2. “Other” primarily represents capital expenditures, changes in working capital, transaction expenses and other operating cash flow requirements
3. Forecasted revenue and EBITDA for SuperMedia exclude a discontinued operation that was divested in August, 2012.
$MM 2012E 2013E 2014E 2015E 2016E
Revenue 2,657 $    2,333 $    2,169 $    2,077 $    2,065 $
Adj EBITDA - Pre Synergies 1,094      882         732         607         544
Synergies, net -          (17)          104         175         175
Adj EBITDA
(1)
1,094      865         836         782         719
Bank Interest (316)        (292)        (259)        (216)        (176)
Bond Interest (22)          (16)          (17)          (19)          (20)
Payments to Hold Co -          -          -          -          -
Taxes/Tax Sharing (111)        (63)          (23)          (37)          (41)
Other
(2)
(67)          (141)        (63)          (72)          (71)
Leveraged Free Cash Flow 578         352         474         439         412
Debt, ending 3,467      3,072      2,616      2,196      1,805
Cash, ending 249         190         191         192         192
Net Debt, ending 3,217      2,881      2,424      2,004      1,613
Net Debt/Adj EBITDA 2.9x 3.3x 2.9x 2.6x 2.2x
Dex Media (Combined Companies)

Pro Forma SuperMedia and Dex One Detail
Notes
1. Projections reflect proposed amendments and estimated synergies
2. “Other” primarily represents capital expenditures, changes in working capital, transaction expenses and other operating cash flow requirements
3. Forecasted revenue and EBITDA for SuperMedia exclude a discontinued operation that was divested in August, 2012.
$MM 2012E 2013E 2014E 2015E 2016E 2012E 2013E 2014E 2015E 2016E
Revenue 1,353 $    1,166 $    1,071 $    1,010 $    988 $      1,304 $    1,167 $    1,098 $    1,066 $    1,077 $
Adj EBITDA - Pre Synergies 534         427         351         291         257         560         455         381         316         287
Synergies, net (9)            52           88           87           -          (9)            52           88           88
Adj EBITDA
(1)
534         419         403         379         344         560         446         433         403         375
Bank Interest (174)        (158)        (141)        (121)        (101)        (142)        (134)        (118)        (95)          (74)
Bond Interest -          -          -          -          -          (22)          (16)          (17)          (19)          (20)
Payments to Hold Co -          -          -          -          -          -          -          -          -          -
Taxes/Tax Sharing (96)          (72)          (54)          (51)          (47)          (15)          9             31           14           6
Other
(2)
(8)            (71)          (28)          (33)          (35)          (59)          (71)          (34)          (38)          (36)
Leveraged Free Cash Flow 256         118         180         173         161         322         234         295         265         250
Debt, ending 1,456      1,308      1,128      955         794         2,010      1,764      1,487      1,241       1,011
Cash, ending 110         80           80           80           80           139         110         111         112         112
Net Debt, ending 1,346      1,227      1,048      875         714         1,872      1,654      1,376      1,130       899
Net Debt/Adj EBITDA 2.5x 2.9x 2.6x 2.3x 2.1x 3.3x 3.7x 3.2x 2.8x 2.4x
SuperMedia Dex One

Pro Forma Dex One Credit Silo Detail
Notes
1. Projections reflect proposed amendments and estimated synergies
2. “Other” primarily represents capital expenditures, changes in working capital, transaction expenses and other operating cash flow requirements
$MM 2012E 2013E 2014E 2015E 2016E 2012E 2013E 2014E 2015E 2016E
Revenue 541 $      479 $      449 $      437 $      441 $      348 $      308 $      292 $      285 $       288 $
Adj EBITDA - Pre Synergies 215         174         143         118         105         162         131         112         93           86
Synergies, net -          (3)            20           33           32           -          (2)            15           26           26
Adj EBITDA
(1)
215         170         162         150         136         162         128         127         119         112
Bank Interest (77)          (68)          (60)          (49)          (40)          (24)          (31)          (30)          (25)          (20)
RP for Bond Interest (8)            (6)            (6)            (7)            (7)            (6)            (4)            (5)            (5)            (5)
RP Basket (5)            -          -          -          -          (5)            -          -          -          -
Taxes/Tax Sharing 5             6             27           17           9             (6)            7             8             0             (0)
Other
(2)
(56)          (25)          (10)          (11)          (14)          19           (22)          (12)          (13)          (9)
Leveraged Free Cash Flow 73           78           114         101         84           141         78           89           76           78
Debt, ending 757         668         554         454         370         538         453         364         288         210
Cash, ending 32           21           21           21           21           56           48           48           48           48
Net Debt, ending 725         647         533         432         348         482         405         316         240         162
Net Debt/Adj EBITDA 3.4x 3.8x 3.3x 2.9x 2.6x 3.0x 3.2x 2.5x 2.0x 1.4x
RHDI Dex Media East

Pro Forma Dex One Credit Silo Detail
Notes
1. Projections reflect proposed amendments and estimated synergies
2. “Other” primarily represents capital expenditures, changes in working capital, transaction expenses and other operating cash flow requirements
3. Projections assume senior subordinated note holders continue to receive interest on existing terms (50% in cash and 50% PIK)
$MM 2012E 2013E 2014E 2015E 2016E 2012E 2013E 2014E 2015E 2016E
Revenue 411 $      366 $      339 $      325 $      329 $      4 $          14 $        18 $        19 $        19 $
Adj EBITDA - Pre Synergies 184         150         126         104         97           (2)            -          1             1             (0)
Synergies, net -          (3)            17           29           29           -          -          -          -          -
Adj EBITDA
(1)
184         148         143         133         126         (2)            -          1             1             (0)
Bank Interest (42)          (35)          (29)          (21)          (14)          -          -          -          -          -
RP for Bond Interest (8)            (6)            (6)            (7)            (7)            22           16           17           19           20
RP Basket (5)            -          -          -          -          15           -          -          -          -
Taxes/Tax Sharing (12)          (4)            (4)            (3)            (3)            (1)            -          -          -          -
Bond Interest -          -          -          -          -          (22)          (16)          (17)          (19)          (20)
Other
(2)
(7)            (24)          (13)          (14)          (13)          (15)          -          -          -          -
Leveraged Free Cash Flow 110         78           91           88           89           (3)            -          1             1             (0)
Debt, ending 491         403         311         223         135         224         240         257         276         296
Cash, ending 45           35           35           35           35           5             5             6             7             7
Net Debt, ending 446         367         276         188         99           219         235         251         269         289
Net Debt/Adj EBITDA 2.4x 2.5x 1.9x 1.4x 0.8x n/a n/a n/a n/a n/a
Dex Media West Hold Co
(3)